Registration No. 333-40258
========================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                 AMENDMENT NO. 1
                                       TO
                                    FORM S-8



                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)

          Delaware                                        38-0549190
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)

     One American Road
     Dearborn, Michigan                                   48126-1899
(Address of principal executive offices)                  (Zip Code)




                      FORD MOTOR COMPANY SAVINGS AND STOCK
                     INVESTMENT PLAN FOR SALARIED EMPLOYEES
                            (Full title of the Plan)


                              J. M. Rintamaki, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                                One American Road
                          Dearborn, Michigan 48126-1899
                                 (313) 323-2260
 (Name, address and telephone number, including area code, of agent for service)

                      FORD MOTOR COMPANY SAVINGS AND STOCK
                     INVESTMENT PLAN FOR SALARIED EMPLOYEES
                             ______________________

           INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

     The contents of Registration Statements Nos. 333-38580, 333-37396, 333-86127, 333-58695, 333-49545, 333-47443, 333-28181, 33-64607, 33-54735,
33-54275,  33-50194,  33-36061,  33-14951 and 2-95020 are incorporated herein by reference.
                              ____________________


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference.

     The  following  documents  filed or to be filed  with  the  Securities  and
Exchange   Commission  are  incorporated  by  reference  in  this   Registration
Statement:

          (a) The latest annual report of Ford Motor Company ("Ford") filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "1934 Act") which contains, either directly or indirectly by incorporation by reference, certified financial statements for Ford's latest fiscal year for which such statements have been filed.

          (b) All other reports filed pursuant to Section 13(a) or 15(d) of the 1934 Act since the end of the fiscal year covered by the annual report referred to in paragraph (a) above.

          (c) The description of Ford's Common Stock contained in registration statement no. 333-38352 filed by Ford under the Securities Act of 1933.

All documents subsequently filed by Ford pursuant to Sections 13(a), 13(c), 14 and 15(d) of the 1934 Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing such documents.

Item 8. Exhibits.

Exhibit 4.A    -    Ford Motor Company Savings and Stock Investment Plan for
                    Salaried Employees (as amended effective January 1, 1997) with amendments through January 26, 2000. Filed as Exhibit
                    4.A to Registration Statement No. 333-37396 and incorporated herein by reference.

Exhibit 4.B    -    Copy of Master Trust Agreement dated as of
                    September 30, 1995 between Ford Motor Company and Fidelity
                    Management Trust Company, as Trustee. Filed as Exhibit 4.B to Registration Statement No. 33-64605 and incorporated herein by reference.

Exhibit 4.C    -    Copy of Amendment dated October 25, 1997 to Master Trust
                    Agreement between Ford Motor Company and Fidelity Management
                    Trust Company, as

                    Trustee. Filed as Exhibit 4.E to Registration Statement No. 333-47443 and incorporated herein by reference.

Exhibit 4.D    -    Copy of Amendment dated March 3, 1998 to Master Trust
                    Agreement between Ford Motor Company and Fidelity Management
                    Trust Company, as Trustee. Filed as Exhibit 4.F to
                    Registration Statement No. 333-58695 and incorporated herein by reference.

Exhibit 5.A    -    Opinion of Kathryn S. Lamping, an Assistant Secretary and
                    Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

Exhibit 5.B    -    Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal
                    Revenue Code. Filed as Exhibit 5.B to Registration
                    Statement No. 333-28181 and incorporated herein by reference.

Exhibit 15     -    Letter from Independent Certified Public Accountants
                    regarding unaudited interim financial information. Filed with this Registration Statement.

Exhibit 23     -    Consent of Independent Certified Public Accountants. Filed
                    with this Registration Statement.

Exhibit 24.A   -    Powers of Attorney authorizing signature. Filed as Exhibit
                    24.A to Registration Statement No. 333-37396 and incorporated herein by reference.

Exhibit 24.B*  -    Powers of Attorney authorizing signature. Filed with this
                    Registration Statement.

Exhibit 24.C   -    Certified resolutions of Board of Directors authorizing
                    signature pursuant to a power of attorney. Filed as Exhibit
                    24.B to Registration Statement No. 333-37396 and
                    incorporated herein by reference.
________________________
*Previously filed as an Exhibit with this Registration Statement on June 28, 2000.

                                   SIGNATURES


     The Plan. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 2nd day of August, 2000.


                              FORD MOTOR COMPANY SAVINGS AND STOCK
                              INVESTMENT PLAN FOR SALARIED EMPLOYEES


                              By:/s/Sheryl Herrick
                                 --------------------------------------------
                                    Sheryl Herrick, Chairperson
                                    Savings and Stock Investment Plan Committee

     The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on this 2nd day of August, 2000.

                                     FORD MOTOR COMPANY

                                     By:  Jacques A. Nasser*
                                         ------------------------------------
                                         (Jacques A. Nasser)
                                          Chief Executive Officer and President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the date indicated.


         Signature                                     Title                                   Date
         ---------                                     -----                                   ----
                                                Director and President and
                                                Chief Executive Officer
    Jacques A. Nasser*                          (principal executive officer)
-----------------------------
   (Jacques A. Nasser)
                                                Director, Chairman of the Board and       August 2, 2000
                                                Chairman of the Environmental and
                                                Public Policy Committee, the Finance
                                                Committee and the Nominating
  William Clay Ford, Jr.*                       and Governance Committee
-----------------------------
 (William Clay Ford, Jr.)


                                       -5-


         Signature                                     Title                                   Date
         ---------                                     -----                                   ----


   John R. H. Bond                              Director
-----------------------------
  (John R. H. Bond)


                                                Director and Chairman of the
    Michael D. Dingman*                         Compensation Committee
-----------------------------
   (Michael D. Dingman)



     Edsel B. Ford II*                          Director
-----------------------------
    (Edsel B. Ford II)



     William Clay Ford*                         Director
-----------------------------
    (William Clay Ford)


                                                Director and Chairman of
  Irvine O. Hockaday, Jr.*                      the Audit Committee                       August 2, 2000
-----------------------------
 (Irvine O. Hockaday, Jr.)



     Marie-Josee Kravis*                        Director
-----------------------------
    (Marie-Josee Kravis)



      Ellen R. Marram*                          Director
-----------------------------
     (Ellen R. Marram)



     Homer A. Neal*                             Director
-----------------------------
    (Homer A. Neal)



   Jorma J. Ollila*                             Director
-----------------------------
  (Jorma H. Ollila)



   Carl E. Reichardt*                           Director
-----------------------------
  (Carl E. Reichardt)


                                      -6-

         Signature                                     Title                                   Date
         ---------                                     -----                                   ----

     Robert E. Rubin*                           Director
-----------------------------
    (Robert E. Rubin)



     John L. Thornton*                          Director                                  August 2, 2000
-----------------------------
     (John L. Thornton)

                                                Group Vice President and
                                                Chief Financial Officer
      Henry D.G. Wallace*                       (principal financial officer)
-----------------------------
     (Henry D.G. Wallace)


                                                Vice President and Controller
   William A. Swift*                            (principal accounting officer)
-----------------------------
 (William A. Swift)



*By:/s/K. S. Lamping
-----------------------------
    (K. S. Lamping,
     Attorney-in-Fact)


                                  EXHIBIT INDEX
                                                                                                    Sequential Page
                                                                                                     at Which Found
                                                                                                   (or Incorporated
                                                                                                      by Reference)
                                                                                                    ----------------
Exhibit 4.A  -      Ford Motor Company Savings and Stock Investment Plan for
                    Salaried Employees (as amended effective January 1, 1997) with amendments through January 26, 2000.  Filed as Exhibit 4.A to
                    Registration Statement No. 333-37396 and incorporated herein by reference.

Exhibit 4.B  -      Copy of Master Trust Agreement dated as of September 30, 1995 between
                    Ford Motor Company and Fidelity Management Trust Company, as Trustee.
                    Filed as Exhibit 4.B to Registration Statement No. 33-64605 and
                    incorporated herein by reference.

Exhibit 4.C  -      Copy of Amendment dated October 25, 1997 to Master Trust Agreement between Ford Motor Company and Fidelity Management Trust Company, as
                    Trustee.  Filed as Exhibit 4.E to Registration Statement No.
                    333-47443 and incorporated herein by reference.

Exhibit 4.D  -      Copy of Amendment dated March 3, 1998 to Master Trust Agreement between
                    Ford Motor Company and Fidelity Management Trust Company, as Trustee.
                    Filed as Exhibit 4.F to Registration Statement No. 333-58695 and
                    incorporated herein by reference.

Exhibit 5.A  -      Opinion of Kathryn S. Lamping, an Assistant Secretary and Counsel of
                    Ford Motor Company, with respect to the legality of the securities being registered hereunder.  Filed with this Registration Statement.

Exhibit 5.B  -      Copy of Internal Revenue Service determination letter that the Plan is qualified under Section 401 of the Internal Revenue Code.  Filed as
                    Exhibit 5.B to Registration Statement No. 333-28181 and incorporated herein by reference.

Exhibit 15   -      Letter from Independent Certified Public Accountants regarding unaudited interim financial information.  Filed with this Registration Statement.

Exhibit 23   -      Consent of Independent Certified Public Accountants.  Filed with this
                    Registration Statement.

Exhibit 24.A -      Powers of Attorney authorizing signature.  Filed as Exhibit 24.A to
                    Registration Statement No. 333-37396 and incorporated herein by reference.

                                       -8-

Exhibit 24.B*- Powers of Attorney authorizing signature. Filed with this Registration Statement.

Exhibit 24.C -      Certified resolutions of Board of Directors authorizing
                    signature pursuant to a power of attorney.  Filed as Exhibit 24.B to Registration Statement No. 333-37396 and incorporated herein by reference.

________________________
*Previously filed as an Exhibit with this Registration Statement on June 28, 2000.